 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 21, 2012

Lenco Mobile Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53830	75-3111137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2025 First Avenue, Suite 320, Seattle, Washington	98121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 467-5343

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement.

Explanatory Note

On August 21, 2012, Lenco Mobile Inc. (the "Company") completed a debt financing, in which the Company raised an aggregate of $4 million. The debt financing was completed in three closings, the first on July 31, 2012, the second on August 3, 2012 and the third on August 21, 2012. This Form 8-K relates to the third closing. The terms of the debt financing, which were substantially the same for all lenders, are described in more detail below and in the Company's Form 8-K filed with the Securities and Exchange Commission on August 3, 2012, which described the first and second closings.

Senior Secured Promissory Notes

On August 21, 2012, the Company entered into a Note Purchase and Security Agreement (the "Note Purchase Agreement") by and among the Company and certain lenders (the "Lenders"), pursuant to which the Lenders purchased from the Company Senior Secured Promissory Notes (the "Notes") in an aggregate principal amount of $874,913 and Warrants to purchase shares of Company common stock in the amount and on the terms described below (the "Warrants"). The Lenders include a retirement account for the benefit of Matthew Harris, the Chief Executive Officer of the Company, Robert J. Chiumento, the General Manager of the Americas of the Company and Srinivas Kandikattu, the Chief Technology Officer of the Company. The Notes mature on August 21, 2014.

The Notes will accrue interest on the unpaid principal amount at a rate of 12% per annum, compounded quarterly. The Company intends to use the proceeds from the Notes to repay outstanding indebtedness and for general corporate purposes.

The Notes are secured by a first priority security interest in substantially all of the Company's and its wholly owned subsidiaries' current and future property and rights in and to property, including the properties and rights of Capital Supreme (Pty) Ltd., dba Multimedia Solutions, Lenco Technology Group Ltd., and Lenco International Ltd, subject to certain exclusions.

The Company may, at any time, prepay amounts due under the Notes without premium or penalty, with any partial prepayment being applied first to any unpaid accrued interest, then to any other amounts due under the Notes that are not principal, and third to any unpaid principal amount of the Notes.

The Note Purchase Agreement contains certain covenants, including limitations on liens, disposition of assets, distributions or dividends, entry into new lines of business, additional indebtedness and the issuance of equity securities. Events of default by the Company under the Note Purchase Agreement include: (a) failure to pay principal when due; (b) any representation or warranty in the Note Purchase Agreement proving to be false or incorrect in any material respect when made by the Company; (c) any default by the Company in the performance of its obligations under the Note Purchase Agreement, the Notes or any Warrant, subject to a 30-day cure period; and (d) bankruptcy of the Company. The holders of the Notes have customary remedies upon the occurrence of an event of default, including the acceleration of amounts payable with respect to the Notes and other rights and remedies available to a secured party under the Uniform Commercial Code.

Pursuant to the Note Purchase Agreement, the Company issued to the Lenders, for consideration equal to one-hundredth of one percent (0.01%) of the aggregate purchase price of the Notes purchased by each Lender, Warrants to purchase an aggregate of 2,625,000 shares of common stock of the Company, which are exercisable any time on or before August 21, 2017. The Warrants have an initial exercise price of $0.10 per share and provide for customary antidilution adjustments for stock splits, stock dividends, recapitalizations, exchanges and other similar events. Additionally, the exercise price and the number of common shares issuable upon exercise of the Warrants are subject to adjustment upon certain issuances of additional equity securities and/or the incurrence of certain indebtedness by the Company that occurs prior to the earlier of (i) the termination of the Notes or (ii) the termination of the Note Purchase Agreement (the "Special Adjustment"). Upon the occurrence of an event triggering a Special Adjustment, the number of shares of common stock issuable upon exercise of the Warrants would be doubled and the exercise price would be reduced by one-half. A Special Adjustment can occur only once during the term of the Warrants and will apply only to the first issuance of new securities or the first incurrence of indebtedness following the effective date of the Warrants.

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The Notes and the Warrants were, and the shares of common stock issuable upon exercise of the Warrants will be, issued in reliance on the exemptions from registration under Section 4(2) and/or Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended. The Company has received representations and warranties and otherwise reasonably believes that all purchasers of these securities qualify as "accredited investors" within the meaning of Rule 501 of Regulation D.

The foregoing description of the Note Purchase Agreement, the Notes and the Warrants is qualified in its entirety by reference to the full text of each document, copies of which are attached or otherwise incorporated by reference as exhibits to this Current Report on Form 8-K and are incorporated by reference in response to this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02.

Item 8.01	Other Events.

Effective August 13, 2012, the Company appointed Bob Chiumento as the Company's General Manager of the Americas. Mr. Chiumento is a sales and marketing executive and has held senior leadership positions at EHE International, Annexus and General Electric Capital.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Note Purchase and Security Agreement dated August 21, 2012 by and among the Company and the Lenders party thereto
4.2	Form of Senior Secured Promissory Note, filed as exhibit 4.3 to the registrant's Form 8-K filed on August 3, 2012 and incorporated by reference herein. (Commission File No. 000-153830.)
4.3	Form of Warrant, filed as exhibit 4.4 to the registrant's Form 8-K filed on August 3, 2012 and incorporated by reference herein. (Commission File No. 000-153830.)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lenco Mobile Inc.

Dated: August 22, 2012	By:	/s/ Chris Dukelow
Chris Dukelow Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
4.1	Note Purchase and Security Agreement dated August 21, 2012 by and among the Company and the Lenders party thereto
4.2	Form of Senior Secured Promissory Note, filed as exhibit 4.3 to the registrant's Form 8-K filed on August 3, 2012 and incorporated by reference herein. (Commission File No. 000-153830.)
4.3	Form of Warrant, filed as exhibit 4.4 to the registrant's Form 8-K filed on August 3, 2012 and incorporated by reference herein. (Commission File No. 000-153830.)

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